EXHIBIT 10.1

FIRST AMENDMENT

TO

ESCROW AGREEMENT

This First Amendment to Escrow Agreement (the “Amendment”) is entered into as of March 17, 2008, and amends the Escrow Agreement (the “Escrow Agreement”), dated December 31, 2007, among ABX Holdings, Inc. (“ABX Holdings”), ABX Air, Inc. (“ABX Air” and together with ABX Holdings, the “Companies”), each of the significant shareholders listed on the Schedule of Significant Shareholders attached thereto (the “Significant Shareholders”), and Wells Fargo Bank, National Association, as escrow agent (the “Escrow Agent”).

WHEREAS, the Companies and the Significant Shareholders desire to amend the Escrow Agreement to extend the Funding Deadline (as defined in the Escrow Agreement) to January 31, 2009, and to provide for the quarterly distribution of interest and other income on the Escrowed Funds (as defined in the Escrow Agreement).

NOW, THEREFORE, in consideration of the promises and agreements of the Parties and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties and the Escrow Agent hereby agree as follows:

1. Amendment to Section 1.2 of the Escrow Agreement. The last sentence of Section 1.2(a) of the Escrow Agreement is hereby deleted in its entirety.

2. Amendments to Section 1.3 of Escrow Agreement.

2.1    Section 1.3(a) of the Escrow Agreement is hereby amended by deleting the words “prior to April 30, 2008 (as such date may be extended by ABX Air pursuant to Section 1.3(f) or by mutual agreement of the Parties pursuant to Section 1.3(g), the “Funding Deadline”)” in the third, fourth and fifth lines of Section 1.3(a), and replacing them with the following:

“prior to January 31, 2009 (as such date may be extended by the mutual written agreement of the Parties, the “Funding Deadline”)”

2.2    Section 1.3(f) of the Escrow Agreement is hereby deleted in its entirety and replaced with the following:

“(f) Any interest or other income earned on the Escrowed Funds during any calendar quarter shall be distributed by the Escrow Agent to the Significant Shareholders no later than 30 days after the end of such calendar quarter. All such distributions of interest or other income shall be made to the Significant Shareholders in accordance with their percentage ownership of the Escrowed Funds as set forth in column (5) on the Schedule of Significant Shareholders. Notwithstanding the foregoing, the Escrow Agent shall not distribute interest or other income earned on the Escrowed Funds to the extent that any such distribution would cause the total amount of the Escrowed Funds after such distribution to be less than $61,000,000.”

2.3    Section 1.3(g) of the Escrow Agreement is hereby deleted in its entirety and replaced with the following:

“(g) Intentionally omitted.”

3. Acknowledgement. Each of the Significant Shareholders acknowledges that it has received from ABX Air a copy of the DHL Prepayment Demand (as defined in the Escrow Agreement) dated January 14, 2008.

4. Other Provisions. Except as amended by this Amendment, the Escrow Agreement shall remain in full force and effect.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed solely within such state, without regard to principles of conflicts of law.

6. Counterparts. This Amendment may be executed in two or more counterparts and by facsimile and electronic transmission, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Escrow Agreement as of the date first written above.

ABX HOLDINGS, INC.

By	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Secretary

ABX AIR, INC.

By	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Secretary

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Escrow Agent

By	/s/ Aaron R. Soper
Name:	Aaron R. Soper
Title:	Assistant Vice President

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC, Its Investment Adviser

By:	/s/ Emeka O. Onukwugha
Name:	Emeka O. Onukwugha
Title:	Managing Director

MASSMUTUAL HIGH YIELD PARTNERS II, LLC

BY:	HVP MANAGEMENT LLC,
AS MANAGING MEMBER

BY:	/s/ Emeka O. Onukwugha
Name:	Emeka O. Onukwugha
Title:	Vice President

MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED

BY:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
AS COLLATERAL MANAGER

BY:	/s/ Steven J. Katz
Name:	Steven J. Katz
Title:	Second Vice President and Associate General Counsel

ACI INTERNATIONAL, INC.

By:	/s/ Mike Reinarts
Name:	Mike Reinarts
Title:	Vice President

AVIATION CAPITAL GROUP CORP.

By:	/s/ Benjamin Jung
Name:	Benjamin Jung
Title:	COO and Managing Director

By:	/s/ Loren M. Dollett
Name:	Loren M. Dollett
Title:	Executive Vice President and Assistant Secretary

ACG ACQUISITION XX LLC

By:	/s/ Benjamin Jung
Name:	Benjamin Jung
Title:	Manager

By:	/s/ Stephen Hannahs
Name:	Stephen Hannahs
Title:	Manager

MINNESOTA FOX II, LLC

By:	/s/ Peter F. Fox
Name:	Peter F. Fox
Title:	Sale Manager

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